UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of principal executive offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Zurn Elkay Water Solutions Corporation (the “Company”) held its Annual Meeting of Stockholders on May 2, 2024 (the “2024 Annual Meeting”). The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting to be held in 2027; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; (iii) approved, on an advisory basis, the holding of future advisory votes to approve named executive officer compensation annually; (iv) approved the Company’s Employee Stock Purchase Plan (“ESPP”) and (v) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Fiscal 2024”). There were 173,133,539 outstanding shares of the Company’s common stock eligible to vote as of March 4, 2024, the record date for the 2024 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the 2027 Annual Meeting as indicated below, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director (2027)	Votes For	Votes Withheld	Broker Non-Votes
Todd A. Adams	150,394,455	4,302,378	7,464,135
George C. Moore	145,778,944	8,917,889	7,464,135
Rosemary Schooler	146,267,586	8,429,247	7,464,135
The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Mark S. Bartlett	2025	Thomas D. Christopoul	2026
Jacques Donavan "Don" Butler	2025	Emma M. McTague	2026
Timothy J. Jahnke	2025	Peggy N. Troy	2026
David C. Longren	2025
The advisory vote regarding the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

Votes for approval:	142,303,890
Votes against:	3,953,693
Abstentions:	8,439,250
Broker Non-Votes:	7,464,135
The advisory vote related to the frequency of future advisory votes to approve named executive officer compensation received the following votes:

1 Year:	151,008,748
2 Years:	10,037
3 Years:	3,584,913
Abstentions:	93,135
Broker Non-Votes:	7,464,135

In accordance with the recommendation of the Company’s Compensation Committee, and based on the results of the advisory votes to approve named executive officer compensation and other factors, the Company’s Board determined that it will hold future advisory votes to approve executive compensation annually until the next required stockholder vote on the frequency of these votes.
The proposal to approve the Zurn Elkay Water Solutions Corporation Employee Stock Purchase Plan received the following votes:

Votes for approval:	154,499,395
Votes against:	186,491
Abstentions:	10,947
Broker Non-Votes:	7,464,135
The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2024 received the following votes:

Votes for approval:	159,286,775
Votes against:	2,848,131
Abstentions:	26,062
Broker Non-Votes:	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of May, 2024.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/s/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President, General Counsel and Secretary
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